Exhibit 99.4
                                  ------------
                CSC Computational Materials dated March 17, 2005


CWABS 2005-2

Assumptions
-----------
12-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
Defaults on Top of Prepayment.


              M2
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------
40% Severity            100% PPC     20.03     193,689,937.99 (16.14%)     7.54    16.41       167,401,573.53 (13.95%)     8.13
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC     17.09     252,671,462.89 (21.06%)    12.42    13.53       221,190,286.28 (18.43%)    13.97
----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC     15.32     198,602,739.87 (16.55%)     8.24    12.57       170,249,896.12 (14.19%)     8.79
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC     13.13     271,168,645.30 (22.60%)    14.05    10.47       235,193,966.21 (19.60%)    15.44
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC     12.41     202,174,473.32 (16.85%)     8.77    10.19       172,305,282.74 (14.36%)     9.26
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC     10.66     285,137,772.61 (23.76%)    15.21     8.55       245,804,318.51 (20.48%)    16.54
----------------------------------------------------------------------------------------------------------------------------------


              M3
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------
40% Severity            100% PPC     17.22     173,501,734.77 (14.46%)     8.90    13.76       146,268,174.89 (12.19%)      9.60
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC     15.27     237,216,535.79 (19.77%)    14.49    11.94       204,801,322.36 (17.07%)     16.28
----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC     13.30     177,984,165.14 (14.83%)     9.66    10.64       148,790,014.42 (12.40%)     10.26
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC     11.86     254,553,578.77 (21.21%)    16.11     9.34       217,803,983.94 (18.15%)     17.70
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC     10.82     180,967,631.05 (15.08%)    10.10     8.67       150,505,879.58 (12.54%)     10.69
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      9.70     267,717,917.60 (22.31%)    17.29     7.69       227,869,795.60 (18.99%)     18.90
----------------------------------------------------------------------------------------------------------------------------------


              M6
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------
40% Severity            100% PPC      8.04      94,055,786.85 (7.84%)     11.72     5.17        63,773,489.72 (5.31%)     12.54
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      9.30     173,421,729.25 (14.45%)    15.49     5.35       115,319,745.31 (9.61%)     15.34
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC      6.40      96,403,397.78 (8.03%)     12.19     4.14        65,107,539.64 (5.43%)     12.98
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      7.45     185,166,410.25 (15.43%)    15.98     4.27       120,088,817.30 (10.01%)    16.06
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC      5.32      98,115,186.26 (8.18%)     12.54     3.45        65,991,533.63 (5.50%)     13.22
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      6.22     194,059,695.05 (16.17%)    16.30     3.56       123,697,914.90 (10.31%)    16.51
----------------------------------------------------------------------------------------------------------------------------------








             MF7
                                 -------------------------------------------------------------------------------------------------
                                 Forward LIBOR                                    Forward LIBOR + 200bp
                                 -------------------------------------------------------------------------------------------------
                                 Break CDR        Collat Cum Loss           WAL   Break CDR       Collat Cum Loss           WAL
----------------------------------------------------------------------------------------------------------------------------------
40% Severity            100% PPC      5.54      49,598,811.38 (8.27%)     18.35     4.51        41,684,643.31 (6.95%)     18.85
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      6.55      87,286,513.18 (14.55%)    25.10     4.72        68,817,061.78 (11.47%)    26.18
----------------------------------------------------------------------------------------------------------------------------------
50% Severity            100% PPC      4.38      50,810,802.29 (8.47%)     19.03     3.55        42,287,281.30 (7.05%)     19.31
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      5.27      93,416,032.55 (15.57%)    25.37     3.79        72,485,769.48 (12.08%)    26.76
----------------------------------------------------------------------------------------------------------------------------------
60% Severity            100% PPC      3.62      51,627,878.10 (8.60%)     19.47     2.93        42,736,593.57 (7.12%)     19.65
                     -------------------------------------------------------------------------------------------------------------
                         50% PPC      4.39      97,636,261.13 (16.27%)    26.52     3.17        75,204,702.02 (12.53%)    27.20
----------------------------------------------------------------------------------------------------------------------------------
